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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)        JANUARY 10, 2005
                                                  ------------------------------

                              MAC-GRAY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  1-13495                               04-3361982
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         (Commission File Number)            (IRS Employer Identification No.)

              22 WATER STREET
           CAMBRIDGE, MASSACHUSETTS                             02141
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (617) 492-4040
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

     On January 14, 2005, Mac-Gray Corporation (the "Company" or "Mac-Gray") filed a Form 8-K with the Securities and Exchange Commission describing the acquisition of certain assets from Web Service Company, Inc. This amendment on Form 8-K/A is being filed to file the financial statements of the acquired business and unaudited pro forma financial information as required by Item
9.01 of Form 8-K.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Filed as Exhibit 99.3 of this report and incorporated herein by reference are the following financial statements of the business acquired from Web Service Company, Inc.: (i) Report of Independent Registered Public Accounting Firm, (ii) Balance Sheets as of December 31, 2003 and 2004,
(iii) Statement of Income and Equity for the twelve month periods ended December 31, 2002, 2003 and 2004, (iv) Statement of Cash Flows for the twelve month periods ended December 31, 2002, 2003 and 2004, and (v) Notes to the Financial Statements.

(b)  PRO FORMA FINANCIAL INFORMATION

     Filed as Exhibit 99.4 of this report and incorporated herein by reference are the Company's Unaudited Pro Forma Combined Balance Sheet as of December 31, 2004, the Company's Unaudited Pro Forma Combined Income Statement for the twelve months ended December 31, 2004, and Notes to the Unaudited Pro Forma Combined Financial Statements.

(c). EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------  -------------------------------------------------------------------
23.1         Consent of Hurley & Company

*99.1        Press release of Mac-Gray Corporation issued on January 10, 2005

*99.2        Transcript of Conference Call held by Mac-Gray on January 10, 2005.

99.3         Balance Sheets of Web Service Company, Inc. Central and Northwest
             Regions of December 31, 2003 and 2004, Statement of Income and
             Equity for the twelve month periods ended December 31, 2002, 2003 and 2004, Statement of Cash Flows for the twelve month periods ended December 31, 2002, 2003 and 2004, and Notes to Financial
             Statements

99.4 Unaudited Pro Forma Combined Balance Sheet of Mac-Gray Corporation as of December 31, 2004, Unaudited Pro Forma Combined Income
             Statement for the twelve months ended December 31, 2004, and Notes to the Unaudited Pro Forma Combined Financial Statements

______________________________

         * Previously filed. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2005                     MAC-GRAY CORPORATION

                                          By:   /S/ Michael J. Shea
                                                --------------------------------
                                                Michael J. Shea
                                                Executive Vice President and
                                                Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------  -------------------------------------------------------------------
23.1         Consent of Hurley & Company

*99.1        Press release of Mac-Gray Corporation issued on January 10, 2005

*99.2        Transcript of Conference Call held by Mac-Gray on January 10, 2005.

99.3         Balance Sheets of Web Service Company, Inc. Central and Northwest
             Regions of December 31, 2003 and 2004, Statement of Income and
             Equity for the twelve month periods ended December 31, 2002, 2003 and 2004, Statement of Cash Flows for the twelve month periods ended December 31, 2002, 2003 and 2004, and Notes to Financial
             Statements

99.4 Unaudited Pro Forma Combined Balance Sheet of Mac-Gray Corporation as of December 31, 2004, Unaudited Pro Forma Combined Income
             Statement for the twelve months ended December 31, 2004, and Notes to the Unaudited Pro Forma Combined Financial Statements

______________________________

         * Previously filed. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.